UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 24, 2007
                                                        ----------------

                            CITY CAPITAL CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                33-5902           22-2774460
  ---------------------------     -----------      ------------------
 (State or other jurisdiction     (Commission        (IRS Employer
  of incorporation)               File Number)     Identification No.)


              2000 Mallory Lane, Suite 130-301, Franklin, TN 37067
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code

                                 (877) 367 1463
                                   ---------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 24, 2007, the firm Spector & Wong, LLP, of Pasadena, California, was engaged by the Registrant's board of directors as the principal accountant to audit the Registrant's financial statements for the fiscal year of the Registrant ended December 31, 2007. The Registrant did not consult with Spector & Wong LLP with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii)of Regulation S-B.



              ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITY CAPITAL CORPORATION


October 29, 2007                      By:  /s/ EPHREN TAYLOR
                                         -------------------------------------
                                         Ephren Taylor, Chief Executive Officer